Exhibit 10.22

                               FIRST AMENDMENT OF
                      THE LINDEN LIMITED PARTNERSHIP LEASE
                          GIGA INFORMATION GROUP, INC.
                            CAMBRIDGE, MASSACHUSETTS

                     Reference is made to that certain lease entitled THE LINDEN LIMITED PARTNERSHIP LEASE (the "Lease") dated June 22, 1999, by and between THE LINDEN LIMITED PARTNERSHIP, a Massachusetts limited partnership, as lessor (the "Lessor"), and GIGA INFORMATION GROUP, INC., a Delaware corporation as lessee (the "Lessee"), relating to that certain premises comprised of approximately 15,581 square feet of rentable area and further described in the Lease (the "Demised Premises" sometimes referred to as the "Original Space") and located or the fourth and fifth floors of the building known as and numbered 139 Main Street, Cambridge, Massachusetts.

                     WHEREAS, Lessor and Lessee wish to increase the size of the Demised Premises by approximately 663 square feet of rentable area, which represents a portion of the first floor of the Building as shown on the attached Exhibit A-1 (the "Expansion Space") and extend the Lease on the same terms and conditions as those set forth in the Lease, except as modified herein; and

                     WHEREAS, Lessor and Lessee desire to set forth the effective date for the addition of the Expansion Space and increase the annual rent and common area percentage set forth in the Lease accordingly; and

                     WHEREAS, Lessor and Lessee wish to set forth other agreements with respect to the Lease.

                     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Lessor and Lessee hereby agree as follows:

1. Effective on the earlier to occur of occupancy of the Expansion Space or September 1, 2000 (the "Expansion Space Commencement Date"), the Lease is amended by adding the additional first floor area to the Demised Premises, as follows:

         (a) Section 1.01 of the Lease is hereby amended by deleting "15,581 square feet" and replacing it with "16,244 square feet";

         (b)      Exhibit A-1 is added to the lease to show the Expansion Space;
                  and

         (c) Exhibit B to the Lease is hereby acknowledged to relate only to the Original Space.


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2. Effective immediately, Section 1.02 of the Lease is modified by deleting the first two sentences and by substituting the following therefor: "The term of this Lease for the Original Space commenced on August 1, 1999 (the "Commencement Date") and is hereby extended through August 31, 2005 (the "Expiration Date"). The Expansion Space shall be added to the Demised Premises as of the Expansion Space Commencement Date for a five year term expiring on the Expiration Date unless this Lease is sooner terminated as hereinafter provided. If the Expansion Space Commencement Date is other than the first day of the month, the balance of the month during which the Expansion Space Commencement Date occurs shall be added to the first year of the term. Lessee agrees, upon request of the Lessor, to execute an estoppel letter in the form to be presented by Lessor, identifying the Expansion Space Commencement Date and the Expiration Date of this Lease."

3. Effective upon the Expansion Space Commencement Date, Section 2.01 shall be modified as follows:

                     (a) by inserting the following language into (i) the first line, immediately after the heading Section 2.01, the words "For the Original Space for the period through July 31, 2004," and inserting into (ii) the sixth line, immediately after the word "dollars" the following: "As of August 1, 2004 rent for the Original Space shall accrue at the annual rate of Eight hundred twenty five thousand seven hundred ninety three and 00/100 ($825,793.00) dollars payable in equal monthly installments of Sixty eight thousand eight hundred sixteen and 08/100 ($68,816.08)" and;

                     (b) by inserting a new second paragraph, as follows: "In addition to the Base Rent for the Original Space as described above, for the Expansion Space the Lessee covenants and agrees to pay to Lessor minimum rent of One hundred seventy five thousand six hundred ninety five and 00/100 ($175,695.00) dollars for the term hereof which shall accrue at the annual rate of Thirty five thousand one hundred thirty nine and 00/100 ($35,139.00) dollars payable in equal monthly installments of Two thousand nine hundred twenty eight and 25/100 ($2,928.25) dollars."

4. Effective upon the Expansion Space Commencement Date, Section 2.02 shall be modified by changing all references to "42.91" to "44.74%".

5. No additional Security Deposit shall be required in connection with this First Amendment of Lease.

6. Section 5.01 is amended by adding at the end thereof: "The Expansion Space shall be used for general office use or a training facility consistent with first class office use."

7. Section 7.01 of the Lease is amended by adding at the end thereof: "The Expansion Space is leased in its "AS IS" condition. Lessor and Lessee confirm to each other that Exhibit B to the Lease refers only to the Original Space. Notwithstanding the foregoing, Lessor will deliver the Expansion Space vacant and broom clean.

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8. Section 8.01 of the Lease is hereby amended by adding the following at the end of the paragraph: "Notwithstanding anything to the contrary contained herein, Lessee shall review with Lessor its plans, if any, for screening of the view of the Expansion Space from the lobby of the Premises. At Lessor's request, and within sixty (60) days of the date of the request, Lessee, at its sole cost and expense, shall install sandblasted glass screening, or other screening material acceptable to Lessor, sufficient to block the view of the Expansion Space from the lobby of the Premises, but not the transmission of light from one area to the other."

9. Lessor and Lessee confirm to each other that the Original Space has been delivered in accordance with the terms and provisions of the Lease and accepted by Lessee as of as of August 1, 1999.

10. Except as specifically and otherwise provided for in this First Amendment, wherever the words "Demised Premises" shall appear in the Lease, they shall be deemed to include the Expansion Space as well as the balance of the Demised Premises.

                     Except as modified by this First Amendment, the Lease shall remain unmodified and in full force and effect.


EXECUTED as a sealed instrument this 28th day of August, 2000.


           LESSOR:                THE LINDEN LIMITED PARTNERSHIP
                                  By:  Beechwood Corporation,
                                  its General Partner

                                  By: /s/ Jonathan G. Davis
                                      ----------------------------------------
                                      Jonathan G. Davis, its President


           LESSEE:                GIGA INFORMATION GROUP, INC.

                                  By: /s/  VM Lynch
                                      ----------------------------------------

                                  Its: Vice President & Corporate Controller
                                       ---------------------------------------



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                               CLERK'S CERTIFICATE



I, Daniel M. Clarke , Clerk of GIGA INFORMATION GROUP, INC., hereby certify that by unanimous consent of the Directors of said corporation, approval was given for the corporation, as Lessee, to enter into a First Amendment to Lease with THE LINDEN LIMITED PARTNERSHIP, as Landlord, for an additional 663 square feet of rentable area, bringing its leased space to a total of 16,244 square feet of rentable space in the building located at, known as and numbered 139 Main Street, Cambridge, Massachusetts, a copy of which is attached hereto and made a part hereof.

I further certify that Victoria M. Lynch , Vice President of the corporation has authority to execute and deliver to the Landlord said Lease on behalf of the corporation upon the above terms.


Witness my hand and seal of the corporation, this 22 day of August, 2000.



/s/ Daniel M. Clarke
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